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                                                                  EXECUTION COPY









                                 AMENDMENT NO. 2

                         Dated as of September 30, 1996

                                       to

                  RECEIVABLES PURCHASE AGREEMENT AND ASSIGNMENT

                          Dated as of December 28, 1995

                                     between

                      OLYMPIC RECEIVABLES FINANCE CORP. II
                                    Purchaser

                                       and

                             OLYMPIC FINANCIAL LTD.
                                     Seller



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                                TABLE OF CONTENTS


                                                                            PAGE


                                    ARTICLE I

                                   DEFINITIONS


                                   ARTICLE II

                                    AMENDMENT

     SECTION 2.1.  Amendment to Section 2.2 of the Receivables Purchase
                                Agreement. . . . . . . . . . . . . . . . . .   1

                                   ARTICLE III

                                  MISCELLANEOUS

     SECTION 3.1.  Counterparts. . . . . . . . . . . . . . . . . . . . . . .   2
     SECTION 3.2.  Governing Law; Entire Agreement . . . . . . . . . . . . .   2
     SECTION 3.3.  Headings. . . . . . . . . . . . . . . . . . . . . . . . .   2
     SECTION 3.4.  Receivables Purchase Agreement in Full Force and Effect
          as Amended . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

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     AMENDMENT NO. 2 dated as of September 30, 1996 (the "AMENDMENT") to
RECEIVABLES PURCHASE AGREEMENT AND ASSIGNMENT dated as of December 28, 1995 and amended as of June 12, 1996 (as amended, the "RECEIVABLES PURCHASE AGREEMENT"), between Olympic Receivables Finance Corp. II, a Delaware corporation, as Purchaser (the "PURCHASER") and Olympic Financial Ltd., a Minnesota corporation, as Seller (the "SELLER").

     WHEREAS, the Purchaser and the Seller have entered into the Receivables Purchase Agreement;

     WHEREAS, pursuant to Section 6.6(b) of the Receivables Purchase Agreement, the Purchaser and the Seller desire to amend the Receivables Purchase Agreement in certain respects as provided below;

     WHEREAS, each of the Owner Trustee, the Indenture Trustee, a Certificate Majority, a Note Majority and JPMD has consented to this Amendment as required by Section 6.6(b) of the Receivables Purchase Agreement;

     WHEREAS, it is the intent of the parties that this Amendment be effective as of the date set forth above (the "EFFECTIVENESS DATE");

     NOW, THEREFORE, the parties to this Amendment hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     Unless otherwise defined herein or the context otherwise requires, defined terms used herein shall have the meanings ascribed thereto in the Receivables Purchase Agreement.


                                   ARTICLE II

                                    AMENDMENT

     SECTION 2.1.  AMENDMENT TO SECTION 2.2 OF THE RECEIVABLES PURCHASE
AGREEMENT.

     (a) Section 2.2(b)(1)(ix) of the Receivables Purchase Agreement is hereby amended to read in its entirety as follows:

          (ix) on any Transfer Date, OFL shall have established, in the name of the Trustee for the benefit of the Noteholders and the Certificateholders, an Eligible

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     Interest Rate Cap Agreement in a notional amount equal to or greater than the sum of the Note Balance PLUS the Certificate Balance on such date (after taking into account the transfer of Receivables to the Trust on such date);

     (b) Section 2.2(b)(1) of the Receivables Purchase Agreement is hereby amended by adding the following subsection (x) immediately following Section 2.2(b)(1)(ix):

          (x) OFL shall have paid to the Purchaser for deposit into the Spread Account an amount at least equal to 1.0% of the aggregate of the Principal Balances of the Receivables sold to the Purchaser on such Transfer Date; and

     (c) Section 2.2(b)(1) of the Receivables Purchase Agreement is hereby further amended by renumbering Section 2.2(b)(1)(x) as Section 2.2(b)(1)(xi).


                                   ARTICLE III

                                  MISCELLANEOUS

     SECTION 3.1. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when the Seller shall have received (a) counterparts hereof executed on behalf of the Purchaser and the Seller, (b) the consents of the Owner Trustee, the Indenture Trustee, JPMD, as sole Certificateholder, and as Administrative Agent for Delaware Funding Corporation, the sole Noteholder, to the terms of this Amendment and (c) evidence of written notice to Standard & Poor's and Moody's of this Amendment.

     SECTION 3.2. GOVERNING LAW; ENTIRE AGREEMENT. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment and the Receivables Purchase Agreement (and all exhibits, annexes and schedules thereto) constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 3.3. HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof or thereof.

     SECTION 3.4. RECEIVABLES PURCHASE AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically stated herein, all of the terms and conditions of the Receivables Purchase Agreement shall remain in full force and effect. All references to the Receivables Purchase Agreement in any other document or instrument shall be deemed to

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mean the Receivables Purchase Agreement, as amended by this Amendment.  This
Amendment shall not constitute a novation of the Receivables Purchase Agreement, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Receivables Purchase Agreement, as amended by this Amendment, as though the terms and obligations of the Receivables Purchase Agreement were set forth herein.

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers, all as of the date and year first above written.

                         PURCHASER:

                         OLYMPIC RECEIVABLES FINANCE CORP. II



                         By:  /s/     John Witham
                              ----------------------------------
                              Name:  John Witham
                              Title: EVP/CFO



                         SELLER:

                         OLYMPIC FINANCIAL LTD.,



                         By:  /s/       Mike Sherman
                              ----------------------------------
                              Name:  Mike Sherman
                              Title: VP/Treasurer


                         AGREED AND CONSENTED:

                         OWNER TRUSTEE:

                         WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement



                         By:  /s/       Denise M. Geran
                              ----------------------------------
                              Name:  Denise M. Geran
                              Title: Financial Services Officer

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                         INDENTURE TRUSTEE:

                         NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but as Indenture Trustee



                         By:  /s/         illegible
                              ----------------------------------
                              Name:
                              Title:



                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as sole Certificateholder, and as Administrative Agent for Delaware Funding Corporation, as sole Noteholder



                         By:  /s/          illegible
                              ----------------------------------
                              Name:
                              Title:

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